Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash and Investments [Abstract]
Restricted Cash and Investments Disclosure [Text Block]

5.	Restricted Cash:

Restricted cash of $19,560 and $10,385 as of December 31, 2011 and 2010, respectively, comprises of bank deposits that are required under borrowing arrangements which are used to fund the loan installments coming due under the loan agreements. The funds can only be used for the purposes of loan repayment.